EXHIBIT 24


                                POWER OF ATTORNEY


I appoint J.A. Lawrence, S.S. Marshall and K.L. Thome, together and separately, to be my attorneys-in-fact. This means they may, in my place:

* sign the registration statement on Form S-8 covering the General Mills, Inc. 1998 Employee Stock Plan and the General Mills, Inc. 1998 Senior Management Stock Plan and any amendments thereto;

* file Form S-8 (with exhibits and related documents) and any amendments thereto;

*   perform the acts that need to be done concerning these filings; and

*   name others to take their place.

I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.


                                                     /s/ Stephen R. Demeritt
                                                   -----------------------------
                                                     Stephen R. Demeritt
                                                     Dated:  December 17, 2001


                                                     /s/ L. D. DeSimone
                                                   -----------------------------
                                                     L. D. DeSimone
                                                     Dated:  December 17, 2001


                                                     /s/ William T. Esrey
                                                   -----------------------------
                                                     William T. Esrey
                                                     Dated:  December 17, 2001


                                                     /s/ Raymond V. Gilmartin
                                                   -----------------------------
                                                     Raymond V. Gilmartin
                                                     Dated:  December 17, 2001
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                                                     /s/ Judith Richards Hope
                                                   -----------------------------
                                                     Judith Richards Hope
                                                     Dated:  December 17, 2001


                                                     /s/ Robert L. Johnson
                                                   -----------------------------
                                                     Robert L. Johnson
                                                     Dated:  December 17, 2001


                                                     /s/ John Keenan
                                                   -----------------------------
                                                     John Keenan
                                                     Dated:  December 17, 2001


                                                     /s/ Heidi G. Miller
                                                   -----------------------------
                                                     Heidi G. Miller
                                                     Dated:  December 17, 2001


                                                     /s/ Stephen W. Sanger
                                                   -----------------------------
                                                     Stephen W. Sanger
                                                     Dated:  December 17, 2001


                                                     Dr. A. Michael Spence
                                                   -----------------------------
                                                     Dr. A. Michael Spence
                                                     Dated:  December 17, 2001


                                                     /s/ Dorothy A. Terrell
                                                   -----------------------------
                                                     Dorothy A. Terrell
                                                     Dated:  December 17, 2001


                                                     /s/ Raymond G. Viault
                                                   -----------------------------
                                                     Raymond G. Viault
                                                     Dated:  December 17, 2001


                                                     /s/ Paul S. Walsh
                                                   -----------------------------
                                                     Paul S. Walsh
                                                     Dated:  December 17, 2001